Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AND AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AGREEMENT (the “Agreement”), effective as of March 13, 2013 (the “Effective Date”) is made by and among Tower Group, Inc., a Delaware corporation (the “TGI”), Tower Group International, Ltd. (“TGIL”), a Bermuda company, and William E. Hitselberger (the “Executive”).

WITNESSETH THAT

WHEREAS, the Executive and TGI are the parties to that certain Employment Agreement, dated as of November 19, 2009 (the “Employment Agreement”);

WHEREAS, the Executive and TGI wish to amend the Employment Agreement as set forth below;

WHEREAS, on the Effective Date, pursuant to an Agreement and Plan of Merger, dated as of July 30, 2012, among TGI, Canopius Holdings Bermuda Limited and certain other parties, as amended by Amendment No. 1 to such Agreement and Plan of Merger, dated as of November 8, 2012, TGI became an indirect wholly-owned subsidiary of TGIL; and

WHEREAS, TGI desires to assign and TGIL desires to assume all of TGI’s obligations under the Employment Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, TGI, TGIL and the Executive hereby agree as follows:

1. The definition of the “Company” in the Employment Agreement is hereby amended to mean “Tower Group International, Ltd.”

2. Section 4(g)(iii) of the Employment Agreement is amended by replacing the words “the Company” with “Tower Group, Inc.”

3. TGI hereby irrevocably, absolutely and unconditionally assigns, transfers, conveys and delivers to TGIL and its successors and permitted assigns forever all of TGI’s right, title and interest of every kind, nature and description in, to and under the Employment Agreement.

4. TGIL hereby accepts the assignment, transfer, conveyance and delivery of the Employment Agreement.

5. TGIL hereby irrevocably, absolutely and unconditionally assumes, undertakes and agrees to pay, perform and discharge in full, and release and discharge TGI and its affiliates, successors and assigns from, any and all obligations thereof under the Employment Agreement.

6. Except as expressly amended above, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed on its behalf as of the date hereof.

TOWER GROUP, INC.

By:	Elliot S. Orol

Title:	SVP, General Counsel and Secretary

TOWER GROUP INTERNATIONAL, LTD.

By:	Elliot S. Orol

Title:	SVP, General Counsel and Secretary

WILLIAM E. HITSELBERGER

/s/ William E. Hitselberger